UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 30, 2009

HYBRID DYNAMICS CORPORATION
(Exact name of registrant as specified in its charter)

State of Nevada	000-50370	33-1041835
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

52-66 Iowa Avenue, Paterson, NJ 07503
(Address of principal executive offices, including zip code)

(973) 279-3261
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 3.02 – Unregistered Sales of Equity Securities

(a)         On May 30, 2009 the Company agreed to issue 1,433,039 shares of common stock to a note holder in full conversion of a secured promissory in the principal amount of $100,000 originally issued on December 17, 2008.  The Company also agreed to issue to the note holder additional shares of common stock in a number equal to 11.29% of the issued and outstanding common stock of the stock upon the issuance of additional shares, if any, in respect of the conversion of other existing debt or shares that may be issued to the Corporations President at any time prior to September 30, 2009.

(d)         Exhibits:

The following exhibits are filed with this current report on Form 8-K:

Exhibit No.	Description
10.1*	Agreement for Conversion of Promissory Note between David S. Lee and Hybrid Dynamics Corporation dtd May 30, 2009

(*) Filed herewith

Forward-Looking Statements:

Statements by the Company in this report and in other reports and statements released by the Company are and will be forward-looking in nature and express the Company’s current opinions about trends and factors that may impact future operating results. Statements that use words such as “may,” “will,” “should,” “believes,” “predicts,” “estimates,” “projects,” “anticipates” or “expects” or use similar expressions are intended to identify forward-looking statements. Forward-looking statements are subject to material risks, assumptions and uncertainties, which could cause actual results to differ materially from those currently expected, and readers are cautioned not to place undue reliance on these forward-looking statements. Except as required by applicable law, the Company undertakes no obligation to publish revised forward-looking statements to reflect the occurrence of unanticipated or subsequent events.

Readers are also urged to carefully review and consider the various disclosures made by the Company in this report that seek to advise interested parties of the risks and other factors that affect the Company’s business. Interested parties should also review the Company’s reports on Forms 10-K, 10-Q and 8-K and other reports that are periodically filed with or furnished to the Securities and Exchange Commission. The risks affecting the Company’s business include, among others: continuation as a going concern; obtaining financing and obtaining such financing on suitable terms. All forward-looking statements, whether made in this report or elsewhere, should be considered in context with the various disclosures made by the Company about its business.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 5, 2009	HYBRID DYNAMICS CORPORATION

	By:	/s/ MARK KLEIN
Name: Mark Klein
Title: President